SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 8, 1998

                       CHORUS COMMUNICATIONS GROUP, LTD.
             (Exact name of registrant as specified in its charter)

                                   WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

                                   333-23435
                             (Commission File No.)

                                   39-1880843
                             (IRS Employer ID No.)

             1912 Parmenter Street, Middleton, Wisconsin 53562-3139
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:(608) 828-2000

INFORMATION TO BE INCLUDED IN THE REPORT:

Item 1.  Changes in Control of Registrant.
          None

Item 2.  Acquisition or Disposition of Assets.
          None

Item 3.  Bankruptcy or Receivership.
          None

Item 4.  Change if Registrant's Certifying Accountant.
          None

Item 5.  Other Events.

On January 8, 1998 Chorus Communications Group, Ltd. issued a press release announcing the acquisition of Executive Systems & Software, Inc., a Wisconsin corporation, d/b/a The ComputerPLUS, and the acquisition of Intranet, Inc., a Wisconsin corporation. The press release is attached as exhibit 99. A copy of this press release was sent on January 15, 1998, via mail, to shareholders of record on January 15, 1998.

The shareholders of record on January 15, 1998 were also sent on January 15, 1998, via mail and along with the press release described above, correspondence concerning the appointment of Norwest Shareowner Services as the Transfer Agent, Registrar, Exchange Agent and Dividend Disbursing Agent for all Chorus shareholder related transactions. The appointment is effective February 1, 1998. A copy of this correspondence is attached as exhibit 20.

Item 6.  Resignations of Registrant's Directors.
          None

Item 7.  Financial Statements and Exhibits.

          99   Press Release dated January 8, 1998.

          20   Shareholder correspondence dated January 15, 1998.

Item 8.  Change in Fiscal Year
          N/A

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
          N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHORUS COMMUNICATIONS GROUP, LTD.

Date:  January 15, 1998         By:      /s/ Howard G. Hopeman

                                         Howard G. Hopeman, Executive
                                         Vice President and Chief Financial
                                         Officer